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                                                                    EXHIBIT 23.4


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Post-effective Amendment No. 1 to Form S-4/S-8 Registration Statement (File No. 333-95977) of CMGI, Inc. of our report dated January 25, 2000 relating to the financial statements of Tallan, Inc., which appears in the Current Report on Form 8-K of CMGI, Inc. dated March 9, 2000.


PricewaterhouseCoopers LLP

Hartford, Connecticut
March 10, 2000